Segment reporting	6 Months Ended
Jun. 30, 2021
Segment reporting
Segment reporting
12.	Segment reporting

The Company operates from the Netherlands, Belgium, the United States and Japan. Revenues are generated by external customers with their main registered office geographically located as shown in the table below.

	Six Months Ended
	June 30,
(in thousands of $)	2021	2020
United States	$317,258	$24,551
China	151,903	—
Other	1,237	132
Total revenue	$470,398	$24,683